                             ING SENIOR INCOME FUND
                       ING Senior Income Fund (the "Fund")

                        Supplement Dated October 8, 2004
                      to ING Senior Income Fund Prospectus
                               Dated July 1, 2004

Effective October 11, 2004, the front-end sales load for Class A Common Shares is reduced. In addition, the breakpoints in the Early Withdrawal Charge ("EWC") have been eliminated for purchases of Class A Common Shares of $1 million or more resulting in a 1.00% EWC for 1 year for all shareholders.

Subsequently, the following is amended:

(1) The table in the section entitled "Choosing a Share Class - Sales Charge Calculation" on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

CLASS A COMMON SHARES(1)(2)

Class A Common Shares of the Fund are sold subject to the following sales charge:

      YOUR INVESTMENT        AS A % OF THE OFFERING PRICE(3)       AS A % OF NET ASSET VALUE
 Less than $99,999                    2.50%                                2.56%
 $100,000 to $499,999                 2.00%                                2.04%
 $500,000 to $999,999                 1.25%                                1.27%
 $1 million or more                   See "Early Withdrawal Charge" on p. 20

All applicable footnotes remain unchanged.

(2) The section entitled "Choosing a Share Class - Early Withdrawal Charge - Class A Common Shares" on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

      INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within one year of purchase.

(3) The first sentence in the second paragraph of the section entitled "Plan of Distribution" on page 30, of the Prospectus is deleted and replaced with the following:

      In connection with the sale of Class A Common Shares, ING Funds Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of sales as follows: 2.00% for amounts less than $99,999; 1.50% for amounts of $100,000 to $499,999; and 1.00% for amounts of $500,000 to $999,999.

(4) For investments of $1,000,000 to $2,499,999 in Class A Common Shares, all references to the 2 year EWC period are hereby deleted and replaced with a reference to a 1 year EWC period.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE